AMERICAN HERITAGE GROWTH FUND, INC.
                                            [LOGO]

                                            1370 Avenue of the Americas
                                            New York, N.Y. 10019
                                            Tel: (212) 397-3900
                                            Fax: (212) 397-4036

March 1998

To Our Valued Shareholders:

Our strategy for the American Heritage Growth Fund is to seek long-term capital appreciation by investing in established as well as lesser known companies with above average growth potential.

My investment philosophy is regularly discussed in my monthly strategy piece, The Viewpoint/Der Standpunkt, which is available upon request.

I appreciate your continued confidence.

With kind regards,


/s/ HEIKO THIEME

Heiko Thieme
Chairman

---------------------------------------------------------
         AMERICAN HERITAGE GROWTH FUND, INC.
         STATEMENT OF ASSETS AND LIABILITIES
                   JANUARY 31, 1998
---------------------------------------------------------

                     ASSETS
Investments in securities, at value
  (cost $1,220,625)................  $ 1,156,344
Cash...............................          888
Dividend and interest receivable...          145
Prepaid expenses...................        9,408
Due from investment advisor........       39,066
                                     -----------
  TOTAL ASSETS.....................    1,205,851
                                     -----------
                  LIABILITIES
Payable for securities purchased...       26,681
Accrued expenses and other
  liabilities......................       16,876
                                     -----------
  TOTAL LIABILITIES................       43,557
                                     -----------
Contingencies......................           --

                   NET ASSETS
Net assets (equivalent to $.14 per
  share based on 8,086,963 shares
  of capital stock outstanding)....  $ 1,162,294
                                     ===========
Composition of net assets:
Shares of common stock.............        8,087
Paid in capital....................    3,969,390
Accumulated net investment
  income...........................      (20,967)
Accumulated net realized loss on
  investments......................   (2,729,935)
Net unrealized depreciation on
  investments......................      (64,281)
                                     -----------
NET ASSETS, January 31, 1998.......  $ 1,162,294
                                     ===========

---------------------------------------------------------
         AMERICAN HERITAGE GROWTH FUND, INC.
       SCHEDULE OF INVESTMENTS IN SECURITIES
                JANUARY 31, 1998
---------------------------------------------------------

                                 Number of     Market
                                  Shares       Value
-------------------------------------------------------
COMMON STOCKS - 56.64%
BANK AND FINANCE - 0.73%
Credit Depot Corp.*                 8,000    $    8,500
                                             ----------
                                                  8,500
                                             ----------
BIOTECHNOLOGY - 11.37%
Biochem Pharma, Inc.*(+)            1,500        30,562
Senetek PLC Sponsored ADR*(+)      25,000       101,562
                                             ----------
                                                132,124
                                             ----------
COMPUTER DISK DRIVES &
 COMPONENTS - 9.57%
Intel Corp.                           500        40,500
L S I Logic Corp.*                  1,500        36,000
Seagate Technology, Inc.*           1,500        34,781
                                             ----------
                                                111,281
                                             ----------
COMPUTERS & PERIPHERALS - 5.58%
Hewlett-Packard Co.                   500        30,000
Oracle Systems Corp.*               1,500        34,875
                                             ----------
                                                 64,875
                                             ----------
CONSUMER PRODUCT - 3.57%
Philip Morris Companies, Inc.       1,000        41,500
                                             ----------
                                                 41,500
                                             ----------
INDUSTRIAL PRODUCTS - 2.59%
Advanced Micro Devices, Inc.*       1,500        30,094
                                             ----------
                                                 30,094
                                             ----------
MEDICAL PRODUCTS - 4.82%
QLT Phototherapeutics Inc.*(+)      2,000        27,500
U.S. Surgical Corp.                 1,000        28,563
                                             ----------
                                                 56,063
                                             ----------
MISCELLANEOUS - 11.76%
C D Radio Inc.*                     5,500        90,750
I D M Environmental
  Corporation*                      4,000        19,250
Inco Ltd.(+)                        1,500        26,625
                                             ----------
                                                136,625
                                             ----------

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
          AMERICAN HERITAGE GROWTH FUND, INC.
         SCHEDULE OF INVESTMENTS IN SECURITIES
                    JANUARY 31, 1998
                      (Continued)
---------------------------------------------------------

                                 Number of     Market
                                  Shares       Value
-------------------------------------------------------
TELECOMMUNICATIONS
 EQUIPMENT - 2.56%
Motorola Inc.                         500    $   29,719
                                             ----------
                                                 29,719
                                             ----------
TRANSPORTATION - 4.09%
Boeing Co.                          1,000        47,563
                                             ----------
                                                 47,563
                                             ----------
TOTAL COMMON STOCKS                             658,344
                                             ----------
SHORT TERM DEBT - 42.85%
Star Bank Repurchase Agreement    498,000       498,000
                                             ----------
                                                498,000
                                             ----------
TOTAL SHORT TERM DEBT                           498,000
                                             ----------
TOTAL INVESTMENTS - 99.49%                   $1,156,344
                                             ==========
  *  Non-income producing
(+)  Foreign Security

---------------------------------------------------------
           AMERICAN HERITAGE GROWTH FUND, INC.
                 STATEMENT OF OPERATIONS
           FOR THE YEAR ENDED JANUARY 31, 1998
---------------------------------------------------------

INVESTMENT INCOME:
Dividends...........................  $  11,184
Interest............................     11,723
                                      ---------
TOTAL INVESTMENT INCOME.............     22,907
                                      ---------
EXPENSES:
Investment advisory fees............     20,098
Transfer agent fees.................      7,297
Legal fees..........................     25,338
Audit fees..........................     10,500
Custodian fees......................      4,843
Fund accounting fees................     32,744
Postage and printing................     39,771
Registration fees and expenses......     20,000
Interest expense....................      2,857
Miscellaneous.......................      4,432
                                      ---------
TOTAL EXPENSES......................    167,880
Less: expense reimbursement from
  investment advisor................   (124,827)
                                      ---------
Net expenses........................     43,053
                                      ---------
Investment loss -- net..............    (20,146)
                                      ---------
Net realized loss on securities
  transactions......................    (84,516)
Net change in unrealized
  appreciation of investments.......      3,835
                                      ---------
Net loss on investments.............    (80,681)
                                      ---------
Net decrease in net assets resulting
  from operations...................  $(100,827)
                                      =========

   The accompanying notes are an integral part of these financial statements.

---------------------------------------------------------
          AMERICAN HERITAGE GROWTH FUND, INC.
          STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------

                                  FOR THE YEARS ENDED
                                      JANUARY 31,
                                   1998         1997
                                ----------   ----------
DECREASE IN NET ASSETS
 FROM OPERATIONS:
Investment income
  (loss) -- net...............  $  (20,146)  $1,075,720
Net realized loss on
  securities transactions.....     (84,516)  (1,024,046)
Net change in unrealized
  appreciation/(depreciation)
  of investments..............       3,835     (226,738)
                                ----------   ----------
Net decrease in net assets
  resulting from operations...    (100,827)    (175,064)
Distributions to shareholders:
  Investment income -- net....     (51,781)  (1,607,086)
  Net realized gains on
    investments...............           0            0
Capital share transactions....    (925,958)    (909,960)
                                ----------   ----------
  Net decrease in net
    assets....................  (1,078,566)  (2,692,110)
NET ASSETS:
Beginning of year.............   2,240,860    4,932,970
                                ----------   ----------
End of year (including
  undistributed investment
  income of $-0- and $50,960,
  respectively)...............  $1,162,294   $2,240,860
                                ==========   ==========

   The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 1998
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION
American Heritage Growth Fund, Inc. (the "Fund") was incorporated on February 14, 1994 and commenced operations on May 25, 1994. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company having an investment objection of seeking growth of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles. Significant accounting policies of the Fund are as follows:

SECURITY VALUATIONS
The Fund values investment securities, where reliable market quotations are available, at market value based on the last recorded sales prices as reported on the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price. Portfolio securities for which reliable market quotations are not readily available are valued as the Board of Directors in good faith determines.

FEDERAL INCOME TAXES
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund intends to distribute to shareholders substantially all of its net investment income, if any, and net realized capital gains, after provision for carryover losses, if any, during each fiscal year. Any undistributed amounts for any fiscal year will be paid first out of the subsequent year's distributions.

--------------------------------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 1998
                                  (Continued)
--------------------------------------------------------------------------------
OPTION WRITING
When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are treated by the Fund on the expiration date as realized gains from the sale of securities. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss.

REPURCHASE AGREEMENTS
The Fund may enter into repurchase agreements as a money market alternative with respect to its otherwise uninvested cash. There is no limitation of the amount of repurchase agreements which may be entered into by the Fund. In connection with a repurchase agreement, the Fund will acquire a security and simultaneously agree to resell it at a higher price. A repurchase agreement, therefore, involves a loan by the Fund to the seller who agrees to pay the resale price to the Fund, which loan is collateralized by the value of the underlying security. Delays or losses could result if the other party to the repurchase agreement defaults or becomes insolvent. All repurchase agreements entered into by the Fund will be fully collateralized by securities issued by the United States Government.

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting

--------------------------------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 1998
                                  (Continued)
--------------------------------------------------------------------------------
period. Actual results could differ from those estimates.

OTHER
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

NOTE 2. INVESTMENT ADVISORY AGREEMENT
AND OTHER RELATED TRANSACTIONS

The Fund has an investment advisory agreement with American Heritage Management Corporation (AHMC), whereby AHMC receives a fee of 1.25% of the Fund's average net asset value, computed daily and payable monthly. AHMC has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed specified percentages of the Fund's net assets. The percentages are 2.5% of the first $30,000,000, 2% of the next $70,000,000 and 1.5% of the average net assets in excess of $100,000,000. When calculating the Fund's expenses for the foregoing purpose, interest, taxes, brokerage commissions, extraordinary expenses, including expenses from litigation, as well as a portion of the Fund's custodian fees attributable to investment in foreign countries are excluded. In accordance with the above, AHMC was not required to reimburse the Fund for $2,857 of interest expense incurred during the year ended January 31, 1998, which resulted in the Fund's ratio of expenses to average net assets to be 2.55%.

During the current year the Fund received $154,876 for the prior year's accrual for reimbursement from AHMC and $79,885 reimbursement from AHMC for the current year. At year end the Fund had a receivable of $44,942 due from AHMC. Additionally, the Fund owned AHMC $5,876 for the current year's management fee, for a net receivable of $39,066.

Heiko H. Thieme is the Fund's Chairman of the Board of Directors and Chief Executive Officer. Heiko H.

--------------------------------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 1998
                                  (Continued)
--------------------------------------------------------------------------------
Thieme is the Chairman of the Board of Directors, Chief Executive Officer, and Secretary of AHMC, of which he owns 90% of the outstanding shares.

During the year ended January 31, 1998, the Fund paid brokerage commissions of $20,271 to Thieme Securities, Inc. of which Mr. Thieme is the owner. Thieme Securities, Inc. received 93.5% of all commissions paid by the Fund on security transactions where a commission was charged. The average commission per share paid to Theime Securities, Inc. was $.077.

NOTE 3. INVESTMENTS

For the year ended January 31, 1998, purchases and sales of investment securities other than short-term investments aggregated $2,777,647 and $3,797,986, respectively. The gross unrealized appreciation for all securities totaled $91,275 and the gross unrealized depreciation for all securities totaled $155,556 for a net unrealized depreciation of $64,281. The aggregate cost of securities for federal income tax purposes at January 31, 1998 was $1,220,625.

NOTE 4. CAPITAL SHARE TRANSACTIONS

As of January 31, 1998 there were 250,000,000 shares of $0.001 par value capital stock authorized and total par value and paid in capital aggregated $3,977,477.

Transactions in capital stock were as follows:

                          FOR THE YEAR ENDED          FOR THE YEAR ENDED
                           JANUARY 31, 1998            JANUARY 31, 1997
                       -------------------------   ------------------------
                         SHARES        AMOUNT        SHARES       AMOUNT
                       -----------   -----------   ----------   -----------
Shares sold              3,789,015   $   623,383   11,315,305   $ 2,290,872
Shares issued in
 reinvestment of
 dividends                 338,893        48,090    8,781,956     1,405,113
Shares redeemed        (10,320,390)   (1,597,431)  (8,795,309)   (4,605,945)
                       -----------   -----------   ----------   -----------
Net increase/
 (decrease)             (6,192,482)  $  (925,958)  11,301,952   $  (909,960)
                       ===========   ===========   ==========   ===========

NOTE 5. BANK LOAN

The Fund has a demand secured bank line of credit; borrowings under this arrangement bear interest at the bank's prime rate. On January 31, 1998, there was no outstanding balance. Total interest paid on the credit line during the year ended January 31, 1998 totaled
--------------------------------------------------------------------------------
                      AMERICAN HERITAGE GROWTH FUND, INC.
                       NOTES TO THE FINANCIAL STATEMENTS
                                JANUARY 31, 1998
                                  (Continued)
--------------------------------------------------------------------------------
$2,857. The maximum amount of debt outstanding during the year ended January 31, 1998 was $382,731. The average amount of borrowing during the year ended January 31, 1998 was $46,754.

NOTE 6 CONTINGENCIES

Certain expenses of the Fund aggregating approximately $15,000 have been paid by AHMC. AHMC has agreed to permit the Fund to defer repayment of that amount to AHMC until such time, if any, as the value of the Fund's net assets reaches $30,000,000. In addition, certain creditors of the Fund have also agreed to defer payment to them of approximately $70,000 in various fees until the value of the Fund's net assets reaches $30,000,000. If the value of the Fund's net assets reaches $30,000,000, the Fund will pay the foregoing amounts at that time. In such event, for purposes of computing the Fund's net asset value, the amount so paid will be amortized over a period of twelve months.

NOTE 7. DISTRIBUTION TO SHAREHOLDERS

On December 23, 1997, a distribution of $.0056 per share aggregating $51,781 was paid to shareholders of record on December 19, 1997 from net investment income which is treated as ordinary income for federal tax purposes.

As of January 31, 1998, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $2,730,000 which will expire between 2003 and 2006. If not utilized by then, the loss will be charged against paid in capital.

The Fund has and may continue to purchase securities on or shortly prior to their respective ex-dividend dates and to dispose of such securities soon thereafter. Such practice can increase the amount of taxable income of shareholders while decreasing the Fund's total return.

When the Fund deducts a distribution from its net asset value (NAV), automatic reinvestments are made at the Fund's NAV at the close of business that day. Cash distribution will be mailed within seven days of the distribution.

                      AMERICAN HERITAGE GROWTH FUND, INC.
                        FINANCIAL HIGHLIGHTS AND RELATED
                            RATIOS/SUPPLEMENTAL DATA
                 FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                                FOR THE       FOR THE       FOR THE       FOR THE PERIOD
                                              YEAR ENDED    YEAR ENDED    YEAR ENDED    FROM MAY 25, 1994**
                                              JANUARY 31,   JANUARY 31,   JANUARY 31,   THROUGH JANUARY 31,
                                                 1998          1997          1996              1995
                                              -----------   -----------   -----------   -------------------
Net asset value, beginning of period........  $      .16    $     1.66    $     3.57        $     5.00
Income from investment operations:
  Net investment income.....................         .00           .24          1.51              2.17
Net gains or (losses) on securities (both
  realized and unrealized)..................       (.01)         (.32)         (.69)            (1.24)
                                              ----------    ----------    ----------        ----------
Total from investment operations............       (.01)         (.08)           .82               .93
Less distributions:
  Dividends (from net investment income)....       (.01)        (1.42)        (2.73)            (2.36)
  Dividends (from net realized gains on
     investments)...........................          --            --            --                --
                                              ----------    ----------    ----------        ----------
Net asset value, end of period..............  $      .14    $      .16    $     1.66        $     3.57
                                              ==========    ==========    ==========        ==========
Total return................................     (9.00)%       (4.66)%        29.48%            30.42%*
Net assets, end of period...................  $1,162,294    $2,240,860    $4,932,970        $3,898,560
Ratio of expenses to average net assets.....       2.67%         2.81%         2.62%             2.50%*
Ratio of net investment income (loss) to
  average net assets........................     (1.25)%        25.97%        44.46%            63.52%*
Portfolio turnover rate.....................     172.20%     1,378.14%     4,262.64%         3,213.89%
Average commission per share................  $    .0780    $    .0627    $    .0388               N/A

 * Annualized
** Commencement of operations
N/A -- Disclosure not applicable to prior periods.

   The accompanying notes are an integral part of these financial statements.

                      LANDSBURG PLATT RASCHIATORE & DALTON
                          Certified Public Accountants

            117 South 17th Street 13th Floor Philadelphia, PA 19103
                         215-561-6633 FAX 215-561-2070

                          INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Directors
American Heritage Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities of American Heritage Growth Fund, Inc., including the schedule of investments in securities as of January 31, 1998, the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights and related ratios/supplemental data for each of the periods indicated. These financial statements and financial highlights and related ratios/supplemental data are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights and related ratios/supplemental data based on our audit.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights and related ratios/supplemental data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 1998, by correspondence with the custodian and the application of alternative auditing procedures for unsettled security transactions. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights and related ratios/supplemental data referred to above present fairly, in all material respects, the financial position of American Heritage Growth Fund, Inc. as of January 31, 1998, the results of its operations for the year then ended, the changes in its net assets and the financial highlights and related ratios/supplemental data for each of the periods indicated, in conformity with generally accepted accounting principles.

/s/ Landsburg Platt Raschiatore & Dalton

February 18, 1998

AMERICAN HERITAGE GROWTH FUND, INC.                 BULK RATE
1370 Avenue of the Americas                        U.S. POSTAGE
New York, NY 10019                                     PAID
                                                  HACKENSACK, NJ
                                                  PERMIT NO. 237


ADDRESS CORRECTION REQUESTED




                                AMERICAN
                 [LOGO]         HERITAGE
                                GROWTH
                                FUND, INC.
                -------------------------------------------
                                ANNUAL
                                REPORT

                                January 31, 1998


This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of American Heritage Growth Fund, Inc. Such offering is made only by prospectus, which includes details as to offering price and other material information.